Bitmine

The Alchemy of 5%

NYSE: BMNR

Ethereum the cure for “Uncanny Valley of Wealth”

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Projections and Market Predictions

This presentation contains certain projections, estimates, and market predictions, including without limitation projections regarding the future price of Ethereum and other digital assets, anticipated staking revenues, the potential fair value of Ethereum by 2030, forward returns of the S&P 500, and expected growth in tokenization and agentic AI adoption. These projections and predictions are based on assumptions and beliefs of the Company's management, including expectations regarding macroeconomic conditions, cryptocurrency market cycles, geopolitical developments, and the continued adoption of blockchain technology. Such projections and predictions are inherently uncertain and are not guarantees, promises, or definitive statements of future outcomes or performance. Actual results may differ materially from those projected or predicted herein due to a variety of factors, including but not limited to changes in market conditions, regulatory developments, technological disruptions, geopolitical risks, shifts in investor sentiment, and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on any such projections or market predictions, and the Company undertakes no obligation to update or revise any projections or predictions, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

Trademarks and Copyrights

Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision.

Table of Contents

01
Macro a headwind in early 2026, but growing signs of bottom

02
Ethereum is the cure for the Uncanny Valley of Wealth

03
Bitmine primed for next bull cycle

01
Macro headwinds in early 2026, but signs of a bottom


Crypto so weak
WHYYYY

Source: Fundstrat

Macro mostly headwinds so far in 2026

- Monetary policy flipped from dovish to “hawkish neutral”
- Clarity Act in limbo
- AI FOMO
- Financial sector underperform vs broader market
- Crypto spring is not a “straight line” higher

FED: Market removed "4 cuts" from Fed expectations in 2026


2.2 cuts
Fed fund futures removed 4 "cuts" in 2026
1.6 hikes
High => Low
-2.00
-1.00
0.00
1.00
1.28
2.00
WIRP Est Number of Moves Priced in for the US - Futures Model - Last Price 1.28
Feb 27
Mar 16
Mar 31
Apr 15
Apr 30
May 15
May 29
Jun 15
Jun 30
Jul 14
2026
USOANM DEC2026 Index (WIRP Est Number of Moves Priced in for the US - Futures Model) Cuts Dec 2026 YTD Blue 100 Days 30 Minutes
Copyright© 2026 Bloomberg Finance L.P.
14-Jul-2026 14:27:53

JUNE CORE CPI: Negative inflation

Core CPI %MoM, %YoY, and %-Point Contribution

(shaded) = services ex-housing

Core Consumer Price Index - Jun 2026

		(a)		(b)	(c)	(d)=(a)x(b)	(e)	(f)
	Expenditure Category	Weight (%)	% MoM Prior Month	MoM % Change	CTG Prior Month	CTG MoM % Change	% YoY 1M Ago	% YoY Current
	Core CPI	100	0.21	-0.02	0.21	-0.02	2.85	2.59
	Commodities	24	-0.11	-0.09	-0.03	-0.02	1.06	0.82
	Core Services	76	0.29	0.03	0.22	0.02	3.42	3.16
	Services ex-Shelter	32	0.26	-0.09	0.08	-0.03	3.49	3.00
	Shelter	45	0.32	0.12	0.14	0.05	3.37	3.28
1	Shelter ex-Hotels	43.2	0.31	0.23	0.14	0.10	3.32	3.22
2	Recreation commodities	2.4	-0.06	0.92	-0.00	0.02	2.55	2.88
3	Public transportation ex-Airline fares	0.7	-3.76	2.26	-0.03	0.02	0.02	0.99
4	Motor vehicle maintenance and repair	1.3	0.79	1.09	0.01	0.01	6.13	7.03
5	Recreation services	4.0	0.50	0.27	0.02	0.01	2.61	2.71
6	Other personal services	2.0	1.40	0.49	0.03	0.01	5.24	5.13
7	Car and truck rental	0.2	-4.21	5.15	-0.01	0.01	-6.07	-4.14
8	Water and sewer and trash collection services	1.4	0.23	0.32	0.00	0.00	4.70	4.62
9	Hospital and related services	3.3	0.62	0.12	0.02	0.00	5.78	5.47
10	Tuition, other school fees, and childcare	3.2	0.04	0.11	0.00	0.00	2.63	2.51
11	Airline fares	1.4	2.69	0.21	0.04	0.00	26.70	26.54
12	Internet services and electronic information provide	1.2	1.18	0.21	0.01	0.00	3.69	3.40
13	Personal care products	0.8	-0.27	0.16	-0.00	0.00	2.63	2.70
14	Motor vehicle parts and equipment	0.4	-0.74	0.22	-0.00	0.00	2.10	1.71
15	Alcoholic beverages	1.0	0.06	0.03	0.00	0.00	2.12	2.01
16	Postage and delivery services	0.1	5.19	0.40	0.00	0.00	14.70	14.62

Core inflation

-0.02%

DEFLATION


Inflation story
weaker

Macro mostly headwinds so far in 2026

- Monetary policy flipped from dovish to "hawkish neutral"
- Clarity Act in limbo
- AI FOMO
- Financial sector underperform vs broader market
- Crypto spring is not a "straight line" higher

As of Feb 9, 2026

CLARITY ACT: Polymarket sees x%


Crypto · Trump
Clarity Act signed into law in 2026?
44% chance
▼21%
Polymarket
90%
75%
44%
45%
30%
50% probability
Feb
Mar
Apr
May
Jun
Jul
$1,588,265 Vol.
Jan 1, 2027
1H
6H
1D
1W
1M
ALL

CLARITY ACT: Industry experts are more optimistic of passage

Bitcoin Magazine @BitcoinMagazine · 6h

JUST IN: 🇺🇸 Coinbase Vice Chair on the odds of **Clarity Act** passing:

"We are on the 1 yard line. The momentum is unmistakeable. We are very optimistic about it becoming law."



CRYPTOCURRENCY
VS. U.S. DOLLAR
BITCOIN 64,313.6600 1,012.6480
ETHEREUM 45.5599
XRP 1.1079 .0122
FOX BUSINESS
LIVE
RYAN VANGRACK | COINBASE VICE CHAIR
BITCOIN TOPS $64K AS ANALYSTS TARGET BREAKOUT
DOW FUTURES
52,897.00
136.00
+0.26%
RUS2K FUT 3,012.70 4.30

91 248 1.8K 137K

CLARITY ACT: Sen. Lummis optimistic

Senator Cynthia Lummis @SenLummis · 5h

We've been working on the Clarity Act every day for 10 months, and we'll introduce bill text in the next few days — it's time to land this plane. This is about helping law enforcement fight illicit finance, passing consumer protections and keeping these markets onshore in the US.


FOX BUSINESS
SENATORS EYE AUGUST 7 DEADLINE TO PASS CLARITY ACT
MORNINGS with MARIA
DOW FUTURES
52,418.00
346.00
-0.66%
S&P FUT 7,546.50 16.50 -0.22%
FUTURES
DOW FU
1:42

239 949 5.3K 227K

Macro mostly headwinds so far in 2026

- Monetary policy flipped from dovish to “hawkish neutral”
- Clarity Act in limbo
- AI FOMO
- Financial sector underperform vs broader market
- Crypto spring is not a “straight line” higher

AI FOMO: 86% of VC dollars went into AI

Search **FORTUNE** Subscribe Sign in

In 2026 so far, U.S. VCs have deployed a record-shattering $412.7 billion. Almost none of it is trickling down.



By **Allie Garfinkle**
Term Sheet Editor
July 10, 2026, 4:49 AM ET

AI deals constituted 86% of all those venture dollars, and a jarring 91% of capital went to deals of $100 million or more. In short, there's the bucket filled with the most sought-after companies and the VCs with the most capital to deploy—and then there's everyone else.

Source: Fundstrat, Bloomberg, coinmarketcap

AI FOMO: Eventually stock market gains slow...

Squawk Box
@SquawkCNBC

"I think you're starting to see a little bit of the wheels come off," says @chamath of AI spending & profits. cnb.cx/44pCx1Y


Nasdaq
MARKET ALERT
CHAMATH PALIHAPITIYA
SOCIAL CAPITAL
Founder & CEO
CNBC
1:17
STREAM CNBC+

1:25 PM · Jul 14, 2026 · **94.5K** Views

14 17 198 50

Macro mostly headwinds so far in 2026

- Monetary policy flipped from dovish to “hawkish neutral”
- Clarity Act in limbo
- AI FOMO
- Financial sector underperform vs broader market
- Crypto spring is not a “straight line” higher

As of Feb 9, 2026

YTD: Financials are the worst sector in the S&P 500


Financials
second worst
sector YTD

Macro mostly headwinds so far in 2026

- Monetary policy flipped from dovish to “hawkish neutral”
- Clarity Act in limbo
- AI FOMO
- Financial sector underperform vs broader market
- Crypto spring is not a “straight line” higher

ETH: DeMark sees risk-reward to the upside

DeMark Analytics:
"Everything appeared to be in order for a market bottom except, as noted previously, the lack of a strict combo 13 countdown.

Bottom line, Ethereum risk-reward is to the upside and, as reported weeks ago, Ethereum has bottomed with risk of a possible price undercut of the prior low.

…the next decline should mark the bottom."

Source: DeMark Analytics

ETH: DeMark sees ETH similar to S&P 500 after 1987


MARKET WIT Beta
Options
Market WIT®
Home
Query
Compare
Chart/Graph
XETUSD analog
Studies
XETUSD Curncy Daily 2026 vs S&P 500 INDEX SPX Index Daily 1987
XETUSD Current
SPX 1987
Correlation: 89.81%
$2,225
Aug
now
2500.00
1750.00
1500.00
1250.00
1000.00
07/10/2026
Open 1747.77
High 1810.12
Low 1736.65
Close 1787.95
67
May
Jun
Jul 2026
Aug
Copyright DeMARK Analytics
Version 1.776

Source: DeMark Analytics

ETH: Suttmeier (former BofA Technical Strategist) sees bottom signs

SUTTMEIER
TECHNICAL STRATEGIES

Ethereum: Signs of a tactical bottom

7/9/2026 - Crypto alert!

Ethereum (ETH/USD) is stabilizing on a tactical basis. Daily closes above the 13-, 26-, and 40-day moving averages (DMAs) on both ETH/USD's absolute price chart and relative to the S&P 500 (SPX) are required to maintain this constructive view and increase confidence in a developing tactical bottom.

- Holding the 13-, 26-, and 40-DMAs at 1708-1693 would reinforce the case that ETH/USD is forming a tactical low above its June lows at 1520-1512.
- A decisive rally above **1846-1876** (the mid-June high and the 38.2% retracement of the mid-April to early-June decline) would confirm this bottoming pattern and favor a rebound toward **1987** (50% retracement) and **2100** (61.8% retracement).
- If the recovery strengthens further, the mid-May breakdown level and declining 200-DMA at **2225-2239** become the next upside zone to watch.

$2,225 -$2,239

Source: DeMark Analytics

02
The future market for Ethereum is exponential

"The market may ignore business success for a while, but eventually will confirm it."

1987 Shareholder Letter



Warren Buffett
Chairman
Berkshire Hathaway

TAM: ETH 2.0 means ETH is money


10000
1735
1000
100
10
1
Log
ICO
boom
$1,875
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH Ethereum vBMNR Monthly 25DEC2011-30DEC2026 Copyright© 2026 Bloomberg Finance L.P. 08-Jul-2026 14:25:54

TAM: ETH 2.0 means ETH is money


Top of range
ETH 1.0
Stablecoins
ETFs
$4,866
$4,955
ICO boom
NFT boom
$1,875
drawdown
10000
1735
1000
100
10
1
Log
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH Etheraum vBMNR Monthly 25DEC2011-30DEC2026 Copyright8 2026 Bloomberg Finance L.P. 08-Jul-2026 14:25:54


Classic Entertainment
Rage quitting
at the bottom

Source: Fundstrat

ETHEREUM: Wall Street favors Ethereum

- Major tokenizations wins:
  - Blackrock BUIDL
  - JPMorgan MONY
  - Securitize continues to primarily use Ethereum
  - Ondo Finance primarily launches on Ethereum

- Layer 2 wins:
  - Robinhood chose to build on Arbitrum, Ethereum is security layer
  - Coinbase Base L2 leader in TVL
  - Kraken launches Ink L2 on Optimism chain

ROBINHOOD CHAIN: It's a big deal

Coin Bureau @coinbureau · Jul 6

🔥BULLISH: **ROBINHOOD** CEO EXPLAINS WHY CRYPTO IS THE FUTURE

"I believe that the future of crypto is in real-world assets."

"If an asset is not tied to an underlying utility, it's not a productive asset."

"Everything that is running on traditional rails will eventually become on-chain, tokenized."


MARKET ALERT
ROBINHOOD CEO ON CRYPTO TRADING
STREAM CNBC+
0:42

"Everything that is running on traditional rails will eventually become on-chain, tokenized."

107 225 1K 201K

ROBINHOOD CHAIN: It's a big deal

Coin Bureau @coinbureau · Jul 9

🚨**ROBINHOOD CHAIN** JUST FLIPPED HYPERLIQUID IN DEX VOLUME

Robinhood Chain processed more than $560 MILLION in DEX volume over the past 24 hours, setting a new all-time high and overtaking Hyperliquid.

Daily active addresses surged toward 200,000, with over 140,000 first-time users, while nearly 16,000 new tokens launched in a single day.


$1,828,433,285
Solana DEX Volume
$562,737,206
Robinhood DEX volume
Robinhood

139 243 1.1K 139K

ROBINHOOD CHAIN: It's a big deal

> **Thomas (Tom) Lee (not drummer) FundstratD...**
> @fundstrat
>
> Boost
>
> The @RobinhoodApp Chain quickly turned into a massive breakout product garnering more volume than many established crypto DEX...
>
> - uses $ETH as the native gas token
> - transaction fees denominated in ETH
> - finality on @ethereum L1
>
> ETH is money... see it clearly now?
>
> @BitMNR @arbitrum @ajwarner90
> $BMNR

ROBINHOOD CHAIN: It's a big deal

- Robinhood has >27M customers worldwide, is a crypto forward company
- The Robinhood Chain on Arbitrum, the Ethereum Layer-2, and inherit Ethereum's security
- Robinhood Chain uses ETH as its native gas token, where transaction fees are denominated in ETH - which consumes ETH the asset
- EIP-4844 has enabled L2s like Robinhood Chain to more efficiently manage transaction fees, while still achieving finality on Ethereum mainnet, delivering the scale required for high throughput applications, and paying fees to the L1
- Robinhood Chain further delivers the acceleration of tokenized real-world assets, including Stock Tokens, built on the Ethereum standards, such as ERC-20 and ERC-8056
- Robinhood Chain also leans into the agentic future, enabling AI agents to trade, swap, lend, and transact with tokenized real-world assets onchain
- The major trading pair for assets on Robinhood Chain is ETH / WETH (Wrapped ETH), highlighting the financial utility of ETH

ROBINHOOD CHAIN: It's a big deal


Vlad Tenev
@vladtenev
While we're building robinhood chain to be the best chain for RWA ... it works great for memes too
11:23 PM · Jul 7, 2026 · 3.7M Views
2.4K
2.4K
9.3K
592

ETHEREUM: Largest developer ecosystem

Exceeds all others combined

DEVELOPER REPORT by ELECTRIC CAPITAL

EVM Stack	3,796
Ethereum	2,886
Bitcoin	883
Solana	760
SVM Stack	760
Stellar	491
Polkadot Network Stack	461
Cosmos	362
Polygon	357
Polkadot	317
Arbitrum	303

As of Feb 9, 2026

ETHEREUM: Top ecosystem in each continent

Top 3 ecosystems by continent

Top 3 ecosystems by continent

Continent	#1 by developer share	#2 by developer share	#3 by developer share
Asia	Ethereum	Solana	Polygon
Europe	Ethereum	Solana	Polkadot
North America	Ethereum	Solana	Base
Africa	Ethereum	Solana	ICP
South America	Ethereum	Solana	Polygon

“The market may ignore business success for a while, but eventually will confirm it.”

1987 Shareholder Letter



Warren Buffett
Chairman
Berkshire Hathaway

TAM: Amazon 2.0 dramatic rise in addressable market


Top of range
Amazon 1.0
$6
AWS launched
$6
8
7
6
5
4
3
2
1
0
'98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10
AMZN US Equity (Amazon.com Inc) AMZN LT vBMNR Daily 14MAY1998-08JUL2010
Copyright© 2026 Bloomberg Finance L.P.
08-Jul-2026 11:37:59

TAM: Amazon 2.0 dramatic rise in addressable market


Amazon 2.0
AMZN 2.0
$6 to $241
amazon
$241
AI focus
Massive AWS expansion
Prime day
Amazon studios
Amazon 1.0
AWS launched
$6
300
250
241
200
150
100
50
0
'98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26
AMZN US Equity (Amazon.com Inc) AMZN LT vBMNR Daily 14MAY1998-08JUL2030
Copyright© 2026 Bloomberg Finance L.P.
08-Jul-2026 11:36:51

TAM: Nvidia 2.0 is focal point of AI


Top of range
Nvidia 1.0
$1
CUDA platform
GPUs Crypto mining
$1
1
1
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
NVDA US Equity (NVIDIA Corp) NVDA LT vBMNR Daily 21JAN1999-11MAY2016 Copyright© 2026 Bloomberg Finance L.P. 08-Jul-2026 11:47:08

TAM: Nvidia 2.0 is focal point of AI


NVIDIA
NVDA 2.0
$1 to $197
Nvidia 2.0
$197
Blackwell announced
ChatGPT launched
Nvidia 1.0
CUDA platform
GPUs Crypto mining
$1
197
150
100
50
0
'99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26
NVDA US Equity (NVIDIA Corp) NVDA LT vBMNR Daily 21JAN1999-11MAY2030
Copyright© 2026 Bloomberg Finance L.P.
08-Jul-2026 11:47:34

JPMORGAN: Not the JPMorgan that saved America in 1907




BEAR STEARNS
Washington Mutual
FIRST CHICAGO
The First National Bank of Chicago
PREDECESSOR
BANK ONE
ACQUIRED 2004
ACQUIRED 2008
ACQUIRED 2008
JPMORGAN CHASE & CO.
THE CHASE MANHATTAN BANK
MERGED 2000
J.P.Morgan
ACQUIRED 1996
CHEMICAL
CHASE NATIONAL BANK OF THE CITY OF NEW YORK
MERGED 1955
Bank of the Manhattan Company

TAM: JPMorgan post-GFC becomes a "global bank"


Top of range
JPMorgan 1.0
acquires JPMorgan
$70
acquires Bear Stearns
$58
merges Chemical Bank
70
58
50
40
30
20
10
0
1985-1989
1990-1994
1995-1999
2000-2004
2005-2009
2010-2014
JPM US Equity (JPMorgan Chase & Co) JPM LT vBMNR Daily 29JUL1985-06FEB2015 Copyright© 2026 Bloomberg Finance L.P. 08-Jul-2026 11:50:36

TAM: JPMorgan post-GFC becomes a "global bank"


JPMorgan 2.0
J.P.Morgan
JPM 2.0
$58 to $334
$334
JPMorgan 1.0
acquires
Bear Stearns
$58
350
334
300
250
200
150
100
50
0
1985-1989
1990-1994
1995-1999
2000-2004
2005-2009
2010-2014
2015-2019
2020-2024
JPM US Equity (JPMorgan Chase & Co) JPM LT vBMNR Daily 28JUL1985-08JUL2026
Copyright© 2026 Bloomberg Finance L.P.
08-Jul-2026 11:34:26

TAM: ETH 2.0 means ETH is money


Stablecoins
ETH 1.0
ETFs
$4,866
$4,955
$1,875
ICO boom
NFT boom
10000
1735
1000
100
10
1
Log
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH Ethereum vBMNR Monthly 25DEC2011-30DEC2026 Copyright© 2026 Bloomberg Finance L.P. 08-Jul-2026 14:25:54

Ethereum 2.0

The cure for the Uncanny Valley of Wealth

Japanese roboticist Masahiro Mori in 1970 published the essay titled

不気味の谷 (Bukimi no Tani)

literally "Uncanny Valley."





The uncanny valley is a hypothesis describing the unsettling feeling people often get when they encounter ***something that looks almost human***—but not quite.

The "Uncanny Valley of Wealth"


Human satisfaction with AI
Y-axis
X-axis
% of wealth created by AI

The "Uncanny Valley of Wealth"


Good progress
Complex reasoning
multi-task
Agentic-tradi ng
Machine to machine economy
AI growing share of our income
Human satisfaction with AI
% of wealth created by AI

The "Uncanny Valley of Wealth"


Do we work for AI?
Good progress
Complex reasoning
multi-task
Agentic-tradi ng
Machine to machine economy
AI growing share of our income
AI creates more wealth than user
Human satisfaction with AI
% of wealth created by AI

AI: What could a "powerful" AI do to us?

- Send unauthorized emails
- Take over our bank accounts
- Take over our social media
- Take control of our assets
- Get us fired
- AI creates its own banking system

XX: XXX

r/stanford • 11d ago
MajorRE

Stanford grads walk out of their commencement when Google CEO Sundar Pichai takes the stage

r/PublicFreakout • 11 days ago

Stanford grads walk out of their commencement when Google CEO Sundar Pichai takes the stage



25K upvotes · 550 comments

Source: Fundstrat, Bloomberg, coinmarketcap

UNCANNY VALLEY: Anti-AI groups already in force

Name	Start	Summary	Supporters	Tactic
SAG-AFTRA / WGA	2023	Works to prevent AI from replacing writers and actors	190,000	Lobbying
ControlAI	2023	Offshoot of Conjecture (AI safety startup) advocating for a ban on superintelligent AI	180,000	Lobbying
Center for AI Safety	2022	Conducts research on AI safety and AI ethics	50,000	Research
Stop Killer Robots	2013	Advocates for a ban on lethal autonomous weapons	20,000+	Lobbying
DAIR Institute	2021	Conducts research on AI bias, surveillance, and other risks	20,000	Research
PauseAI	2023	Advocates for a pause on training cutting-edge AI	4,200	Protests
Stop AI	2024	Radical group that split off from PauseAI advocating for a ban on superintelligent AI	100	Civil disobedience
Evitable	2025	Advocates for preventing superintelligent AI	35	Research
Zizians	2017	Group with radical beliefs that split off from the rationalist community and view AI as a threat to humanity	30	Violence

already committed murder

Source: Fundstrat, Bloomberg, coinmarketcap

UNCANNY VALLEY: Terminator the movie

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The Terminator at 40: this sci-fi 'B-movie' still shapes how we view the threat of AI

Published: October 24, 2024 6.53am EDT

Arnold Schwarzenegger played a cyborg sent back in time by an all-powerful AI called Skynet. Maximum Film / Alamy Stock Photo

Non-Humans Are Increasing Share of All Content Created


Polymarket
75%
Bot-like wallet share of on-chain trading volume · Bloomberg, April 28, 2026
Web Traffic
53%
Automated share on Imperva enterprise network (good + bad bots) · Imperva 2026 Bad Bot Report, April 2026
Emails
47%
Spam share of global email traffic · Statista / DeBounce, December 2024
Stock Trading
44%
Electronic execution of US equity buy-side volume · Coalition Greenwich, January 2025
Website Creation
35%
New websites built using AI generation tools · Stanford / Imperial College / Internet Archive, April 2026
Product Reviews
30%
Online product reviews that are likely fake or AI-generated · ReviewDriver, 2025
X.com
20%
Bot-account share of X chatter (peer-reviewed) · Carnegie Mellon / Nature, March 2025
Reddit
15%
AI-generated share of Reddit posts, sitewide · Originality.ai, December 2025

NASDAQ: ORBS

Each bar measures share of activity that is non-human in origin or execution. The unifying concept is inauthentic activity; the specific form varies by domain — bot accounts, automated execution, botnet-sent spam, AI-generated content, and inauthentic / fake content. Detection methodology and definitions therefore differ per data point. This material is for informational purposes only and does not constitute investment advice.

Source: Fundstrat

"This is the grand unification of AI and crypto. AI agents are going to need money. "

Marc Andreessen (founder of a16z)

Miles Deutscher
@milesdeutscher
Subscribe

This, singlehandedly, is why I'm still bullish on crypto.

If you don't believe me, listen to Marc Andreessen (founder of a16z - the world's biggest VC).

Crypto x AI is going to be HUGE - and one of the best product-market fits we've ever seen.

"This is the grand unification of AI and crypto. AI agents are going to need money."

This is the future.


0:43

8:14 AM · Apr 10, 2026 · **116.8K** Views

84 | 123 | 1K | 470

Source: Fundstrat

AI: How do we maintain the “kill switch”?

- Government No thanks
- Financial Institutions No thanks
- Technology Company No thanks
- Smart Contract Blockchain

The “Uncanny Valley of Wealth”




Blockchains between humans and AI
Good progress
AI growing share of our income
Machine to machine economy
Agentic-tradi ng
multi-task
Complex reasoning
Fear of future
AI creates more wealth than user
Do we work for AI?
Humanity wins
Human satisfaction with AI
% of wealth created by AI



1995

Bill Gates explains internet to Letterman

Gates: “you can listen to a baseball game”
Letterman: “like a radio?”
Audience laughter

Gates: “but you can listen to it anytime”
Letterman: “like a tape recorder?”
Audience laughter

CMC Crypto News

Ethereum Co-founder Predicts ETH 100x Price Surge

$250,000

By Ayesha Aziz 1m 10mo ago

> Joseph Lubin forecasts that massive institutional adoption will drive Ethereum to unprecedented levels.

Source: Fundstrat

Etherealize @Etherealize_io

Read the full Productive Money report by Etherealize here:

Etherealize @Etherealize_io · Apr 21


Article

The Path to $250,000 ETH: Ethereum and the Era of Productive Money

To download this report as a PDF and learn more about the "Productive Money" thesis, visit productivemoney.org

As of April 2026, the combined monetary premium of gold and Bitcoin is...

$250,000

Source: Fundstrat

TAM: ETH 2.0 means ETH is money

ETH 2.0
$1,875 to
$250,000

ETH 2.0 = ETH is money

- New foundation era
- Agentic-AI
- Settlement layer for finance
- ETH is money


ETH 1.0
Stablecoins
ETFs
$4,866
$4,955
NFT
boom
ICO
boom
$1,875
10000
1735
1000
100
10
1
Log
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH Ethereum vBMNR Monthly 25DEC2011-30DEC2026 Copyright© 2026 Bloomberg Finance L.P. 08-Jul-2026 14:25:54


???
$25,000
$75,000
$250,000

03
Bitmine primed for next bull cycle

BITMINE: Achievements in first year of operations

- Reached 5.74 million ETH, 4.8% of the ETH supply
- Launched MAVAN, the largest single-staker operator in the world
- Moonshot including Beast Industries, Eightco, A+ and others
- Partnering with Ethereum foundation 2.0
- First ETH preferred offering BMNP, current yield below STRC
- Uplisted to Big Board NYSE
- Added to Russell 1000 Large-cap Index

As of Feb 9, 2026

ETH 2.0: Bitmine lead investor Ethereum Foundation spin-offs


Eth labs
Following
Ethlabs
@ethlabs_org
a non-profit R&D lab for Ethereum and ETH
ethlabs.org
Joined June 2026
5 Following 16.7K Followers
Followed by KingofNPCs, ORBS Official (NASDAQ: $ORBS), and 48 others you follow


Ethereum Institutional
Following
Ethereum Institutional
@ethereuminsti Follows you
Independent non-profit accelerating institutional adoption of Ethereum
Switzerland
ethereuminstitutional.org
Joined June 2026
8 Following 8,137 Followers
Followed by KingofNPCs, Etherealize, and 33 others you follow


EthSystems
97 posts
Following
EthSystems
@eth_systems Follows you
Building confidential systems for institutional Ethereum
Ethereum
ethsystems.org
Joined September 2025
9 Following 6,194 Followers

BMNP: Bitmine 9.5% Perpetual Preferred


ticker:
BMNP
$86
$80
10 11 12 15 16 17 18 22 23 24 25 26 29 30 1 2 6 7 8 9 10 13 14
Jun 2026
Jul 2026
EP061112 Pfd (BitMine Immersion Technologies Inc) BMNP vBMNR Daily 07JUN2026-14JUL2026
Copyright© 2026 Bloomberg Finance L.P.
14-Jul-2026 16:26:16

BITMINE: Goals forseeable future

- Slowly reach 5% ETH supply
- Fund additional Ethereum Foundation spins, including key partners and "public goods"
- Identify and invest in financial services and crypto unicorns
- Strengthen Ethereum ecosystem

BMNR: Stock price follows ETH price


Legend
Track
Annotate
Zoom
Select
Copy
ticker:
BMNR
BMNR US Equity
60
55
50
45
40
35
30
25
2800
3000
3200
3400
3600
3800
4000
4200
4400
4600
4800
XETUSD Curncy

BMNR: Stock price follows ETH price


BMNR:
$4,000-$5,000
$5,000
ticker:
BMNR
BMNR:
$1,200-1,500
$1,500
BMNR:
$300-500
$500
$22,000
$22,000
$62,500
$250,000

**Coefficient:
0.015 * ETH + ETH/share accretion

“The big money is not in the buying and selling, but in the waiting.”



Charlie Munger
Vice Chairman,
Berkshire Hathaway
1924-2023

Bitmine management team

Thomas "Tom" Lee

Chairman

Thomas Lee is a Managing Partner and the Head of Research at Fundstrat, Chief Investment Officer of Fundstrat Capital and the Chairman of the Board of BitMine. He is an accomplished Wall Street strategist with over 30 years of experience in equity research, and has been consistently top ranked by Institutional Investor since 1998. Prior to co-founding Fundstrat, he served most recently as J.P. Morgan's Chief Equity Strategist from 2007 to 2014, and previously as Managing Director at Salomon Smith Barney. He is also a full-time contributor to CNBC.

Chi Tsang

Chief Executive Officer

Chi Tsang is a Wall Street veteran with more than 25 years of experience in senior roles across venture capital, investment banking, portfolio management, and equity research. His career has spanned New York and Hong Kong, with a focus on technology, media, and internet sectors.

Mr. Tsang earned a B.S. in Policy Analysis from Cornell University and an MBA from the Fordham Gabelli School of Business, and is a CFA charterholder.

Young Kim

Chief Financial Officer & Chief Operating Officer

Young Kim is an investment executive with over 20 years of experience managing multi-billion dollar global franchises, leveraging a unique "Engineer-Investor" pedigree honed through his earlier career as a software engineer and his education at MIT and Harvard Business School. He served as a Partner and a Senior Portfolio Manager at Axiom Investors from 2021 to 2025, served as a Senior Portfolio Manager at Columbia Threadneedle Investments from 2011 to 2021, and held various roles in investment research, venture capital, business development and software engineering, with a proven track record of scaling assets and driving product innovation.

Thank You!

Bitmine

The Alchemy of 5%

NYSE: BMNR